SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.2)





Filed by the Registrant     X
Filed by a Party other than the Registrant
Check the appropriate box:



   Preliminary Proxy Statement           Confidential, For Use of the Commission
                                         Only (as Permitted by Rule 14a-6(e)(2))

 X Definitive Proxy Statement

   Definitive Additional Materials


   Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                        FIELDPOINT PETROLEUM CORPORATION
                 Name of Registrant as Specified in its Charter

     Name of Person(s) Filing Proxy Statement, if Other than the Registrant

Payment of Filing Fee (Check the appropriate box):


 X No fee required.


   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, $.01 Par Value.

     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
          4,413,259.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


      Fee paid previously with preliminary materials.


         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:______________________________________.

         (2)      Form, Schedule or Registration Statement No.:________________.

         (3)      Filing Party:________________________________________________.

         (4)      Date Filed:  July 31, 1998.

                        FIELDPOINT PETROLEUM CORPORATION
                               1703 Edelweiss Dr.
                              Cedar Park, TX 78613

                                                     August 15, 1998


Dear Shareholder:

         You are cordially invited to attend an Annual Meeting of Shareholders (the "Meeting") of FieldPoint Petroleum Corporation, a Colorado corporation ( the "Company") to be held on Wednesday, September 16, 1998 at 11:00 a.m., Central Time, at 1703 Edelweiss Drive, Cedar Park, Texas 78613. Your Board of Directors and management look forward to greeting personally those Shareholders able to attend.

         At the Meeting, you will be asked to consider and vote upon: (i) a proposal to elect three (3) nominees as directors of the company to serve until the next annual meeting of Shareholders of the Company to be held in 1999; (ii) a proposal to ratify the selection of Hein & Associates L.L.P as the Company's independent auditors for the current fiscal year ending December 31, 1998; and
(iii) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals"). The Proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote FOR all nominees as directors and IN FAVOR of all Proposals.

         It is important that your shares be voted at the Meeting. Whether or not you plan to attend in person, please complete, date and sign the enclosed proxy and return it as promptly as possible in the accompanying postage prepaid envelope. If you do attend the Meeting and wish to vote your shares in person, even after returning the proxy, you still may do so.

         Mailing of this proxy statement is expected to begin August 15, 1998. Thank you for your cooperation.

                                           Respectfully,

                                           FieldPoint Petroleum Corporation



                                           Ray D. Reaves
                                           President and Chief Executive Officer

                        FIELDPOINT PETROLEUM CORPORATION
                              1703 Edelweiss Drive
                              Cedar Park, TX 78613


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held September 16, 1998
--------------------------------------------------------------------------------


TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of FieldPoint Petroleum Corporation will be held on Wednesday, September 16, 1998 at 1703 Edelweiss Drive, Cedar Park, Texas 78613, to consider and vote on the following matters as described in this notice and the accompanying Proxy
Statement:


         1. To elect three directors to hold office until the next annual meeting of Shareholders or until their successors have been duly elected and qualified.

         2. To ratify the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year ending December 31, 1998.

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.



The Board of Directors has fixed the close of business on August 10, 1998 as the record date for determination of Shareholders entitled to vote at the Meeting or any adjournments thereof, and only Shareholders of record at the close of business on that date will be entitled to vote. At the Record Date, 4,413,259 shares of common stock were issued and outstanding. A list of Shareholders entitled to vote at the meeting will be available for inspection at the principal executive offices of the Company located at 1703 Edelweiss Drive, Cedar Park, Texas 78613.

         The approximate date on which this Proxy Statement is first being mailed to Shareholders is August 15, 1998. Shareholders who execute proxies may revoke them at any time prior to their being exercised by providing written notice to the Company by delivering another proxy bearing a later date any time prior to the meeting. Mere attendance at the Meeting will not revoke the proxy, but a Shareholder present at the Meeting may revoke his or her proxy and vote in person. Any duly executed proxy on which a vote is not indicated (except broker non-votes expressly indicating a lack of discretionary authority to vote) will be deemed a vote for the nominees and all Proposals. Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Meeting.

         To assure representation at the Meeting, Shareholders are urged to sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any Shareholder attending the Meeting may vote in person even if he or she previously returned a proxy.

                          By Order of the Board of Directors


                          Kelly Latz
                          General Counsel and Secretary

                        FIELDPOINT PETROLEUM CORPORATION
                               1703 Edelweiss Dr.
                              Cedar Park, TX 78613


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                       For Annual Meeting of Shareholders
                          To Be Held September 16, 1998
--------------------------------------------------------------------------------


Solicitation of Proxies:

         This Proxy Statement is furnished in connection with solicitation of Proxies on behalf of the Board of Directors of FieldPoint Petroleum Corporation (the "Company") to be voted at the annual meeting of shareholders (the
"Meeting") to be held at 1703 Edelweiss Drive, Cedar Park, Texas 78613 on Wednesday, September 16, 1998 at 11:00 a.m., Central daylight savings time and at any adjournments thereof. This Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of record on or about August 15, 1998.

         At the Meeting, the shareholders will be asked to consider and vote upon: (i) a proposal to elect three (3) nominees as directors of the Company to serve until the next annual meeting of shareholders of the Company to be held in 1999; (ii) ratify the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year ending December 31, 1998; and
(iii) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals"). The Board of Directors unanimously recommends that the shareholders vote FOR all nominees as directors and IN FAVOR of all Proposals.

Record Date and Outstanding Shares:

         The Board of Directors has fixed the close of business on August 10, 1998, as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On August 10, 1998, there were outstanding 4,413,259 shares of common stock, $.01 par value held by shareholders entitled to vote at the meeting.

Voting Proxies:

         A proxy card accompanies this Proxy Statement. All properly executed proxies that are not revoked will be voted at the Meeting, and any postponements or adjournments thereof, in accordance with the instructions contained therein. Proxies containing no instruction regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals. The Meeting may be adjourned and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained. Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

         A shareholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating the proxy is revoked, or by attending the Meeting and voting in person. Mere attendance at the Meeting will not revoke a properly executed proxy.

Quorum and Required Vote:

         Quorum: The holders of one-third of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Meeting shall constitute a quorum of the transactions of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

         Required Vote: At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals. Holders of Common Stock have the right to elect three (3) members of the Board of Directors, as proposed in the "Director Election Proposal." Every holder of Common Stock on the Record Date shall have the right to vote, in person or by proxy, the number of shares of Common Stock owned, for as many persons as there are directors to be elected at that time. Cumulative voting in the election of directors is not permitted. Directors are elected by the plurality of the votes cast by the shares entitled to vote in the election.

         Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matter coming before the Meeting, nor will such abstentions and broker non-votes be counted toward determining a quorum.

         Votes by Directors, Officers, and Affiliates: At the Record Date, directors, officers, and affiliates of the Company had the right to vote through proxy, beneficial ownership or otherwise 2,908,942 shares of Common Stock, or 65% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers, and affiliates of the Company intend to vote FOR all nominees for director and IN FAVOR of all other Proposals described in this Proxy Statement. All these directors, officers, and affiliates of the Company will have an interest in the election of directors.

Proxy Solicitation and Expenses:

         Solicitation of Proxies may be made by mail by directors, officers and employees of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile, telegraph, and by directors, officers and regular employees of the Company, without special compensation therefore; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial holders or owners of Common Stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

         Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its shareholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth, to the best knowledge of the Company, information as to the ownership of the Company's Common Stock held by (i) each person or entity who owns of record or who is known by the Company to own beneficially 5% or more of the outstanding shares of such stock, (ii) directors and nominees, and (iii) all directors and officers as a group, as of August 10, 1998. Except as otherwise indicated, ownership of shares by the persons named below includes sole voting and investment power held by such person.

         A. Security Ownership of Certain Beneficial Owners: The following table sets forth as of August 10, 1998 the individuals or entities known to the Company to own more than 5% of the Company's outstanding shares of Common Stock $.01 Par Value.

Name and Address                    Amount and Nature
Of Beneficial Owner                Of Beneficial Ownership      Percent of Class

Bass Petroleum, Inc.                      214,000                       4.8%
1703 Edelweiss Drive
Cedar Park, TX  78613


The Delray Trust                          604,928                      13.7%
3606 Belle Grove
Sugar Land, Texas 77479

Mildred Babich                            325,801                       7.4%
4225 Clear Lake Circle
Fort Worth, TX 76109

Peter Babich                              323,490                       7.3%
3310 Parkside Road
Flint, MI 48503

Ray D. Reaves                           2,831,665(1)                   61.2%
1703 Edelweiss Drive
Cedar Park, Texas 78613


Robert A. Manogue                         377,277(2)                    8.3%
1703 Edelweiss Drive
Cedar Park, Texas 78613

----------------------------

(1)  Includes  (i)  shares  beneficially  owned  based  on  position  with  BPI;
     (ii)estimated shares received in Reverse Acquisition in exchange for common stock of BPI owned by Mr. Reaves; and (iii) 200,000 shares of Common Stock underlying an option granted to Mr. Reaves By BPI, which option has been assumed by the company.

Roger D. Bryant                          100,0003                       2.2%
1703 Edelweiss Drive
Cedar Park, Texas 78613

All Officers and Directors              3,308,942                      68.7%
     as a Group (3 persons)

PROPOSAL 1:  DIRECTOR ELECTION PROPOSAL

         The Company's bylaws provide that the Board of Directors will consist of three and no more than nine (9) members. The Board of Directors of the Company presently consists of three (3) members. Directors of the Company generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected or appointed and qualified, or until their death, resignation or removal. Each of the persons nominated to hold office provided below is currently a member of the Board of Directors. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the three persons named in the table below, each of who has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company's Board of Directors. In completing the enclosed proxy card, if a shareholder decides to withhold authority to vote for any of the director nominees, such shareholder should mark the WITHHOLD AUTHORITY box and line through such nominee(s) name in Proposal 1 of the proxy card.

         Directors are elected by plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

         Messrs. Manogue and Bryant are "non-executive" directors, denoting that they are neither officers nor employees of the Company. There are no family relationships between or among any of the directors of the Company,

         Nominees for Election at the Meeting:

Name                       Age           Present Position with the Company (1)
----                       ---           -------------------------------------
Ray D. Reaves              36            Director, Chairman, President, and CEO

Robert A. Manogue          73            Director

Roger D. Bryant            55            Director
         Certain biographical information regarding the directors is listed below.

----------------------------------

(2) Includes (i) shares owned by a partnership of which Mr. Manogue is a partner; and (ii) 100,000 shares of Common Stock underlying an option of BPI granted to Mr. Manogue by BPI, which option has been assumed by the Company

(3) Includes 100,000 shares of Common Stock underlying an option granted to Mr. Bryant.

         Mr. Reaves has been Chairman, Chief Executive Officer, President, and Director of the Company since May 22, 1997. He also serves as a Director and the President of Bass Petroleum, Inc. and as President of Field Point, Inc., a private investment firm.

         Mr. Manogue has been retired since 1982 and builds homes in Albuquerque, New Mexico as a retirement project under R.A. Manogue Construction. Mr. Manogue was President of C.P. Clare International N.V. in Brussels, Belgium, a $50 million subsidiary of General Instruments Corp., from 1976 to 1982. He also served as Vice President of Marketing for Emerson Electric Company (manufacturer and marketer of consumer and industrial products) from 1971 to 1976.

         Mr. Bryant has been President of Canmax Corp. from November 1994 to the present. He was President of Network Data Corp. from May 1993 to October 1994. Mr. Bryant served as Senior Vice President Corporate Development of Network Data Corp. from January 1993 to May 1993. He also served as President of Dresser
Industries, Inc. Wayne Division (a leading international manufacturer of fuel dispensing equipment) from May 1991 to July 1992. Mr. Bryant was President of Schlumberger Limited, Retail Petroleum Systems Division, USA ( a division of Schlumberger Corporation) from August 1989 to May 1991.


Board of Directors, Committees and Meetings

         The board of directors held one meeting in fiscal year 1997, and each Director attended the meeting. The Company has not established an audit, nominating or compenation committee, or other committees performing similar functions. The non-executive directors received $250 for each meeting in addition, the directors are reimbursed for reasonable expenses incurred for each Board of Directors meeting attended.



Executive Compensation:

         The following table sets forth the cash compensation received by the Company's Chief Executive Officer during the fiscal years ended December 31, 1997, 1996, and 1995, as well as aggregate options granted for each fiscal year.

                           Summary Compensation Table
                               Annual Compensation

                                                                     Securities
                                                                     Underlying
 Name and Principal Position    Year      Salary ($)     Bonus($)    Options (#)
 ---------------------------    ----      ----------     --------    -----------

 Ray D. Reaves                  1997      72,000             --       200,000
   Chairman, President and
   Chief Executive Officer      1996      72,000         25,000            --

                                1995      48,000          2,500            --

PROPOSAL 2:  INDEPENDENT AUDITORS

           The Board of Directors has selected Hein & Associates LLP to act as its independent auditors for the 1998 fiscal year and ask for shareholders' ratification of such appointment. THE BOARD OF DIRECTORS RECOMMENDS THAT THE
SHAREHOLDERS VOTE FOR RATIFICATION OF HEIN & ASSOCIATES LLP AS INDEPENDENT AUDITORS FOR 1998.






                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

             Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than February 6, 1999 and must conform to applicable Securities and Exchange Commission rules and regulations.


                                  OTHER MATTERS

             The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

             The Annual Report to Shareholders, covering the Company's fiscal year ended December 31,1997, including audited financial statements, is enclosed herewith. The Annual Report to Shareholders does not form any part of the material for solicitation of proxies. The Annual Report is the Company's Form 10KSB, as amended.

                                      PROXY

                        FIELDPOINT PETROLEUM CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 16, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                   FIELDPOINT PETROLEUM CORPORATION THE SHARES
                        REPRESENTED BY THIS PROXY WILL BE
                          VOTED IN ACCORDANCE WITH THE
                            CHOICES SPECIFIED BELOW.

The undersigned shareholder of FIELDPOINT PETROLEUM CORPORATION (the "Company"), hereby appoints Ray D. Reaves as such shareholder's true and lawful attorney, agent, and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of common stock, $.01 par value per share ("Common Stock"), of the Company, which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at 1703 Edelweiss Drive, Cedar Park, TX 78613, on Wednesday, September 16, 1998 at 11:00 a.m., Central Stndard Time, and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

Please indicate For, Against or Abstain with respect to each of the following matters:


                                                                 For         Against       Abstain
                                                                 ---         -------       -------

1.   To elect three (3) directors to hold office until their
     respective   successors  have  been  duly  elected  and
     qualified (the Board of Directors recommends a vote FOR
     each of the following director nominees):

         -Ray D. Reaves                                          [  ]        [  ]          [  ]
         -Robert A. Manogue                                      [  ]        [  ]          [  ]

         -Robert D. Bryant                                       [  ]        [  ]          [  ]


2.   To ratify the selection of Hein & Associates, L.L.P.
     as the Company's independent auditors for the               [  ]        [  ]          [  ]
     current fiscal year ending December 31, 1998.




3.   Other Matters:
     In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.


This Proxy will be voted for the choices specified. If no choice is specified for Items 1 and 2, this Proxy will be voted FOR these items. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement furnished herewith.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IN THE ENCLOSED ENVELOPE.

DATED: __________________________                    ---------------------------
                                                     (Signature)


                                                     ---------------------------
                                                     (Signature if jointly held)


                                                     ---------------------------
                                                     (Printed Name)

                                                     Please sign exactly as name
                                                     appears       on      stock
                                                     certificate(s).       Joint
                                                     owners  should  sign  each.
                                                     Trustees and others  acting
                                                     in     a     representative
                                                     capacity   should  indicate
                                                     the  capacity in which they
                                                     sign.


Certificate Number
                   ----------------------

This Proxy is limited to                    shares.
                         -------------------